Fees Summary	Feb. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 94,097,867.18
Previously Paid Amount	0
Total Fee Amount	12,994.92
Total Offset Amount	0
Net Fee	$ 12,994.92